Ticker: RULRX

Supplement dated November 30, 2023
to the Prospectus and Statement of Additional Information dated May 1, 2023
(as supplemented from time to time)

The following information replaces the disclosure in the Summary section of the Prospectus under the heading “Portfolio Manager”:

Portfolio Managers

Philip Bradley Town, the Managing Member of the Adviser, has served as the Fund’s portfolio manager since it commenced operations in 2019.

Austin Bowen, the Senior Analyst to the Investment Adviser since 2018, has served as the Fund’s portfolio manager since November 2023.

Travis Parker, an Analyst to the Investment Adviser, has served as the Fund’s portfolio manager since November 2023.

Mr. Town, Mr. Bowen and Mr. Parker are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The following information replaces the disclosure in the Prospectus under the heading “MANAGEMENT- The Portfolio Manager”:

The Portfolio Managers

Philip Bradley Town, the Managing Member of the Adviser, has served the Fund as its portfolio manager since it commenced operations in 2019 and is the lead portfolio manager for the Fund. Mr. Town, a well-known value investor, speaker, and New York Times best-selling author, has been in the industry since 1981. In 2017, he formed Rule One Partners to so that investors could have direct access to his investment strategies through a registered investment company. Mr. Town is a graduate of University of California, San Diego, with a degree in Philosophy and was a First Lieutenant in the US Army with service in Latin America with 8th Special Forces Group and in Vietnam as a platoon leader.

Austin Bowen, the Senior Analyst to the Investment Adviser since 2018, has served the Fund as a portfolio manager since November 2023. He is a regular instructor at Rule One Investing monthly workshops, a part-time member of the Rule One Investing faculty and the host of a monthly education webinar for approximately 500 Rule One Investing certified coaches.  Mr. Bowen began investing at age 16 after reading Mr. Town’s New York Times #1 best-selling book, RULE #1, and continued investing during his 7-year military service as an Airforce Combat Controller with SEAL and Green Beret special operations teams on two combat tours in Afghanistan.

Travis Parker, an Analyst to the Investment Adviser, has served the Fund as a portfolio manager since November 2023. Mr. Parker has been an analyst with Rule One Partners for 4 years, a part-time faculty member at Rule One Investing for 7 years and has been successfully investing a multi-million personal portfolio for over 10 years. Before his role with Rule One Partners, Mr. Parker spent 27 years working for Hewlett-Packard (HP), serving in numerous leadership roles, including Senior Director of Manufacturing and Production for Inkjet Manufacturing Worldwide. Mr. Parker, well-known for his supply chain and logistics expertise, led the team that moved HP into Gartner, Inc.'s top 10 most innovative supply chains in 2018 and has been a guest lecturer at the Gartner conference. Mr. Parker is a graduate of Oregon State University with a BS in Industrial Engineering and Business management.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of Fund shares.

The following information replaces the relevant sections of the Statement of Additional Information under the heading “Portfolio Manager”:

PORTFOLIO MANAGERS

Philip Bradley Town, Austin Bowen and Travis Parker serve as portfolio managers of the Fund. As of November 17, 2023, the portfolio managers are responsible for the portfolio management of the following types of accounts in addition to the Fund:

Philip Bradley Town

Total Other Accounts By Type	Total Number of Accounts by Type	Total Assets by Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Companies	1	$6.0	1	$6.0
Other Accounts	0	0	0	0

Austin Bowen

Total Other Accounts By Type	Total Number of Accounts by Type	Total Assets by Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Companies	1	$6.0	1	$6.0
Other Accounts	0	0	0	0

Travis Parker

Total Other Accounts By Type	Total Number of Accounts by Type	Total Assets by Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Companies	1	$6.0	1	$6.0
Other Accounts	0	0	0	0

Conflicts of Interest. As a general matter, certain conflicts of interest may arise in connection with a portfolio managers’ management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio managers are responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio managers’ compensation arrangements, and conflicts relating to selection of brokers or dealers to execute the Fund’s portfolio trades and/or specific uses of commissions from the Fund’s portfolio trades (for example, research, or “soft dollars,” if any). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation. Mr. Philip Bradley Town has an ownership interest in the Adviser and will participate in business profits accordingly. Messrs. Bowen and Parker receive a fixed salary plus bonus from the Adviser based on Mr. Town’s subjective view of their performance.

Ownership of Securities. The table below shows the amount of the Fund’s equity securities beneficially owned by the Fund’s portfolio managers as of November 17, 2023 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Philip Bradley Town	G
Austin Bowen	C
Travis Parker	F

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 888-411-1875.

This Supplement and the existing Prospectus and Statement of Additional Information provide relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 888-411-1875.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE